UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2022

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive officers)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of June 14, 2022, the board of directors (the “Board”) of Canopy Growth Corporation (“Canopy” or the “Company”), upon the recommendation of its Corporate Governance, Compensation and Nominating Committee (“CGCN Committee”), took the following actions with regard to certain compensatory arrangements for certain of the Company’s senior management personnel, including the Company’s Chief Executive Officer, Chief Financial Officer and Chief Commercial Officer (the “named executive officers”). All dollar amounts shown are in U.S. dollars, except the exercise price of the stock options granted on June 14, 2022, which is expressed in Canadian dollars.

Short-Term Incentive Program

The Board approved its short-term incentive (“STI”) program for fiscal year 2023, which provides an annual cash incentive to the Company’s executive leadership team, including the named executive officers, based on performance relative to defined financial and individual objectives. The STI program is a leveraged bonus design, where executives may earn between 0% and 200% of the target bonus opportunity, which is defined as a percentage of base salary for each executive. Per the STI program, performance is assessed based on predetermined criteria established and approved by the Board. The STI program measures financial performance based on the following weighted factors for executive officers: 20% free cash flow, 35% revenue and 35% adjusted Earnings before Interest, Tax, Depreciation, and Amortization (“Adjusted EBITDA”), in addition to a 10% weighting of non-financial performance metrics related to the achievement of defined leadership objectives.

Long-Term Incentive Program

With input from the CGCN Committee’s external compensation consultant, Hugessen Consulting Inc., the CGCN Committee recommended and the Board approved the Company’s long-term incentive (“LTI”) program for fiscal year 2023, which provides the Company’s executive leadership team, including the named executive officers, annual long-term share-based equity awards through the Company’s Amended and Restated Omnibus Incentive Plan (the “Omnibus Incentive Plan”). The LTI program includes 50% stock options (“Options”) and 50% performance share units (“PSUs”).

Stock Option Grants

The Board granted Options to purchase Canopy’s common shares (“Common Shares”) on June 14, 2022 under the Omnibus Incentive Plan to certain of the Company’s management personnel, including its executive officers, subject to Canopy’s Option Grant Agreement with respect to the Omnibus Incentive Plan. The form of Option Grant Agreement is filed as Exhibit 10.1 hereto (the “Option Grant Agreement”). The following table sets forth information regarding grants to the named executive officers identified below:

Name	Number of Stock Options
David Klein Chief Executive Officer	997,876
Judy Hong Chief Financial Officer	303,201
Julious Grant Chief Commercial Officer	407,594

Each of the options granted has a six-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment, as specified in the Options Grant Agreement. One-third of the options become exercisable on each of the first, second and third anniversaries of the date of grant, subject to the terms of the Option Grant Agreement. The options will continue to vest upon the Retirement (as that term is defined in the Option Grant Agreement) of the recipient at any time after December 14, 2022 and prior to June 14, 2025, and will vest 30 days after the recipient’s service with Canopy terminates due to the recipient’s death or Disability (as that term is defined in the Option Grant Agreement). The exercise price of each option is CAD$4.84, which is equal to the five-day volume-weighted average price of the Common Shares on the Toronto Stock Exchange for the five trading days prior to the grant date of June 14, 2022.

The foregoing discussion of the Option Grant Agreement is qualified in its entirety by reference to the Option Grant Agreement, which is incorporated herein by reference.

Performance Share Unit Grants

The number of PSUs issued will be based on two metrics: Relative Total Shareholder Return (“RTSR”) against a custom group of cannabis industry peers approved by the Board and Adjusted EBITDA performance against predetermined targets established and recommended by the CGCN Committee and approved by the Board (as set forth below), with each weighted at 50%. The performance periods for each metric will consist of three one-year periods (fiscal year 2023, fiscal year 2024 and fiscal year 2025) and a three-year cumulative period beginning on April 1, 2022 and ending on March 31, 2025, each measured independently of one another. The PSUs will cliff vest after three years from the date of grant and the number of units vesting will vary based on performance over the defined performance periods relative to Board-approved performance targets. The following table sets forth information regarding target awards to the named executive officers identified below:

Name	Target Number of PSUs
David Klein Chief Executive Officer	498,938
Judy Hong Chief Financial Officer	151,600
Julious Grant Chief Commercial Officer	203,797

Pursuant to the terms of the PSUs, for each of the persons in the table above, the minimum PSU award is equal to 50% of the target number of PSUs, and the maximum PSU award is 150% of the target number of PSUs. Unvested PSUs are subject to forfeiture upon the occurrence of certain events related to termination of employment, as specified in the applicable award agreement. A participant may vest in his right to receive the applicable number of PSUs if the participant remains in continuous employment with the Company or any of its subsidiaries until June 14, 2025. In the event a U.S. resident recipient of PSUs retires (as the term “Retirement” is defined in the applicable award agreement) at any time after December 14, 2022 and prior to June 14, 2025, vested awards are payable on a pro rata basis (as set forth in the applicable award agreement). For U.S. residents, PSUs will vest 30 days after the recipient’s service with Canopy terminates due to the recipient’s death or Disability (as that term is defined in the applicable award agreement), subject to the terms of the applicable award agreement.

Amendment to Employment Agreement and Service Delivery Agreement

As of June 14, 2022, the Board amended the employment agreement of Mr. Klein and the service delivery agreement of Mr. Grant (the “Agreement Amendments”) as follows.

David Klein

Mr. Klein’s employment agreement was amended to increase the percentage of his LTI award from 350% of his base salary to 400% of his base salary.

Julious Grant

Mr. Grant’s service delivery agreement was amended to increase his monthly fee to $44,250 per month.

The foregoing discussion of the Agreement Amendments is qualified in its entirety by reference to the Agreement Amendments, which are filed as Exhibits 10.2 and 10.3 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Option Grant Agreement (U.S. and Canadian Employees) (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 14, 2021).

10.2	Amendment to Executive Employment Agreement of David Klein, dated June 14, 2022.

10.3	Amendment to Service Delivery Agreement, by and among Canopy Growth USA LLC, Brand House Group, N.A. Corporation and Julious Grant, dated June 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Judy Hong
Judy Hong
Chief Financial Officer

Date: June 17, 2022